                                                                    EXHIBIT 10.9




FIRSTATE BANK OF COLORADO
11210 HURON STREET
NORTHGLENN, CO 80234
(303) 451-1010
"LENDER"


                    COMMERCIAL/AGRICULTURAL REVOLVING OR DRAW
                               NOTE-VARIABLE RATE

BORROWER:         NINE LINE, INC., A COLORADO CORPORATION
                  3883 RUFFIN ROAD, SUITE A
                  SAN DIEGO, CO 92123

IDENTIFICATION NO.: 184-1480683
TELEPHONE NO.:

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    OFFICER        INTEREST RATE       PRINCIPAL           FUNDING/           MATURITY         CUSTOMER          LOAN
    INITIALS                            AMOUNT/            AGREEMENT            DATE            NUMBER          NUMBER
                                      CREDIT LIMIT           DATE
---------------------------------------------------------------------------------------------------------------------------
       GP            Variable        $1,300,000.00         09/27/99           06/27/00                         05-174961
---------------------------------------------------------------------------------------------------------------------------


                                 PROMISE TO PAY

For value received, Borrower promises to pay to the order of Lender indicated above the principal amount of ONE MILLION THREE HUNDRED THOUSAND & 00/100 Dollars ($1,300,000.00) or, if less, the aggregate unpaid principal amount of all loans or advances made by the Lender to the Borrower, plus interest on the unpaid principal balance at the rate and in the manner described below. All amounts received by Lender shall be applied first to late payment charges and expenses, then to accrued interest, and then to principal.

INTEREST RATE: This Note has a variable rate feature. Interest on the Note may change from time to time if the Index Rate identified below changes. Interest shall be computed on the basis of 360 days and the actual number of days per year. Interest on this Note shall be calculated at a variable rate equal to ONE & 750/1000 percent (1.750%) per annum over the Index Rate. The initial Index Rate is currently EIGHT & 250/1000 percent (8.250%) per annum. Therefore, the initial interest rate on this Note shall be TEN & No/100 percent (10.000%) per annum. Any change in the interest rate resulting from a change in the Index Rate will be effective on: THE DATE THE INTEREST RATE CHANGES

INDEX RATE: The Index Rate for this Note shall be: PRIME RATE AS PUBLISHED IN THE WALL STREET JOURNAL

MINIMUM RATE/MAXIMUM RATE: The minimum interest rate on this Note shall be n/a percent (n/a%) per annum. The maximum interest rate on this Note shall not exceed TWENTY-ONE & No/1000 percent (21.000%) per annum or the maximum interest rate Lender is permitted to charge by law, whichever is less.

DEFAULT RATE: In the event of any default under this Note, the Lender may in its discretion, determine that all amounts owed to Lender shall bear interest at the lesser of EIGHTEEN & No/1000 percent (18.000%), or the maximum interest rate Lender is permitted to charge by law.

PAYMENT SCHEDULE: Borrower shall pay the principal and interest according to the following schedule:

         INTEREST TO BE PAID MONTHLY COMMENCING OCTOBER 27, 1999 AND CONTINUING ON A MONTHLY BASIS THEREAFTER. A FINAL PAYMENT OF THE UNPAID PRINCIPAL BALANCE PLUS ACCRUED INTEREST IS DUE AND PAYABLE AT MATURITY.

All payments will be made to Lender at its address described above and in lawful currency of the United States of America.

RENEWAL:  If checked, [ ] this Note is a renewal of loan number:

SECURITY: To secure the payment and performance of obligations incurred under this Note, Borrower grants Lender a security interest in, and pledges and assigns to Lender all of Borrower's rights, title, and interest, in all monies, instruments, savings, checking and other deposit accounts of Borrower's, (excluding IRA, Keogh and trust accounts and deposits subject to tax penalties if so assigned) that are now or in the future in Lender's custody or control. Upon default, and to the extent permitted by applicable law, Lender may exercise its security interest in all such property which shall be in addition to Lender's common law right of setoff. If checked, the obligations under this Note are also secured by a lien and/or security interest in the property described in the documents executed in connection with this Note as well as any other property designated as security now or in the future.

PREPAYMENT: This Note may be prepaid in part or in full on or before its maturity date. If this Note contains more than one installment, all prepayments will be credited as determined by Lender and as permitted by law. If this Note is prepaid in full, there will be: [X] No minimum finance charge or prepayment penalty. [ ] A minimum finance charge of $__________. [ ] A prepayment penalty of _____% of the principal prepaid.

LATE PAYMENT CHARGE: If a payment is received more than 10 days late, Borrower will be charged a late payment charge of $15.00 or 5.000% of the payment amount, whichever is greater or less, as permitted by law.

REVOLVING OR DRAW FEATURE: [ ] This Note possesses a revolving feature. Upon satisfaction of the conditions set forth in this Note, Borrower shall be entitled to borrower up to the full principal amount of the Note and to repay and reborrow from time to time during the term of this Note. [X] This Note possesses a draw feature. Upon satisfaction of the conditions set forth in this Note, Borrower shall be entitled to make one or more draws under this Note. The aggregate amount of such draws shall not exceed the full principal amount of this Note.

Lender shall maintain a written ledger of the amounts loaned to and repaid by Borrower under this Note. The aggregate unpaid principal amount shown on such ledger shall be rebuttable presumptive evidence of the principal amount owing and unpaid on this Note. The Lender's failure to record the date and amount of any loan or advance on such ledger shall not limit or otherwise affect the obligations of the Borrower under this Note to repay the principal amount of the loans or advances together with all interest accruing thereon. Lender shall not be obligated to provide Borrower with a copy of the ledger on a periodic basis, however, Borrower shall be entitled to inspect or obtain a copy of the ledger during Lender's business hours.

CONDITIONS FOR ADVANCES: If there is no default under this Note, Borrower shall be entitled to borrow monies under this Note (subject to the limitations described above) under the following conditions:

         PER SECTION 4 OF THE "COMMERCIAL CONSTRUCTION LOAN AGREEMENT" DATED THIS SAME DATE.


BORROWER ACKNOWLEDGES THAT BORROWER HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS NOTE INCLUDING THE PROVISIONS ON THE REVERSE SIDE. BORROWER ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS NOTE.

NOTE DATE:  SEPTEMBER 27, 1999

BORROWER: NINE LINE, INC.,                                    BORROWER:
a Colorado corporation


/s/ Charles Crosse
-----------------------------------------------               ------------------------------------------------
CHARLES CROSSE
SENIOR VICE PRESIDENT

BORROWER:                                                     BORROWER:


-----------------------------------------------               ------------------------------------------------


BORROWER:                                                     BORROWER:


-----------------------------------------------               ------------------------------------------------


BORROWER:                                                     BORROWER:


-----------------------------------------------               ------------------------------------------------

                                     ----------------------------------------------
                                                       BORROWER

                                     NINE LINE, INC.,
                                     A COLORADO CORPORATION
          FIRSTIER BANK                                                                EXTENSION AND AMENDMENT TO
        9191 SHERIDAN BLVD.                                                                  PROMISSORY NOTE
    WESTMINSTER, COLORADO 80031                         ADDRESS
          (303) 451-1010
             "LENDER"                3883 RUFFIN ROAD, SUITE 1
                                     SAN DIEGO, CA 92123

                                     TELEPHONE NO.
                                     IDENTIFICATION NO.
                                     (303) 337-5593

                                     ----------------------------------------------

----------------------------------------------------------------------------------------------------------------------
       NOTE           INTEREST RATE        PRINCIPAL           FUNDING         MATURITY       CUSTOMER       LOAN
   INFORMATION                               AMOUNT             DATE             DATE          NUMBER       NUMBER
----------------------------------------------------------------------------------------------------------------------
                        Variable         $1,300,000.00        09/27/99         06/27/00                    05-174961
----------------------------------------------------------------------------------------------------------------------
AMENDMENT TO LOAN TO CONVERT CONSTRUCTION LOAN TO A MINI-PERM
----------------------------------------------------------------------------------------------------------------------

                         EXTENSION AND AMENDMENT TO NOTE

Effective June 09, 2000, Borrower and Lender agree that the Note, identified above, (the "Note") shall be amended as follows:

[X]      EXTENSION:  The Maturity Date of the Note is extended to June 9, 2006.

[X]      INTEREST RATE:  The interest rate on the Note shall be changed to:

         [ ]      A fixed rate of _____% per annum.

         [X] A variable rate of 1.250% per annum over the Index Rate indicated below. Any change in the interest rate resulting from a change in the Index Rate will be effective on:

                  THE DAY THE INDEX RATE CHANGES.

                  The Index Rate used for the Note shall be: PRIME RATE AS PUBLISHED IN THE WALL STREET JOURNAL.

                  If the Index Rate is redefined or becomes unavailable, then Lender may select another index which is substantially similar.

                  The initial interest rate on the Note, as amended, shall be 10.750% per annum.

         MINIMUM RATE/MAXIMUM RATE: Subject to applicable law, the minimum interest rate on the Note, as amended, shall be n/a% per annum. The maximum interest rate on the Note, as amended, shall not exceed 21.00% per annum, or if less, or if a maximum rate is not indicated, the maximum interest rate Lender is permitted to charge by law.

         RATE ADJUSTMENT LIMITATIONS: The maximum interest rate increase at any one time will be n/a%. The maximum rate decrease at any one time will be n/a%.

PAYMENT SCHEDULE: Borrower shall pay the principal and interest on the Note according to the following schedule:

         71 payments of $13,347.44 beginning July 09, 2000 and continuing at monthly time intervals thereafter. A final payment of the unpaid principal balance plus accrued interest is due and payable on June 09, 2006.

ADDITIONAL TERMS:

         TERM OUT LOAN - CHANGING PAYMENT STRUCTURE AND DUE DATES, INTEREST
                         RATE VARIANCE AND FREQUENCY CHANGE, MATURITY AND DELETING LINE OF CREDIT FEATURE.

INSURANCE: If Borrower has purchased credit life or credit accident and health insurance, this insurance may only cover payments made under the Note.

ADDITIONAL DOCUMENTS: Borrower agrees to execute any additional documents that Lender may request in connection with this extension/amendment of the Note.

RATIFICATION AND INCORPORATION: The terms, definitions, and conditions of the Note are fully ratified and incorporated into this Agreement by this reference. The terms and conditions of the Note shall remain in full force and effect except as specifically extended/amended by this Agreement. The Note and all other loan documents, as extended and amended, are hereby adopted, ratified, confirmed and acknowledged to be in full force and effect and binding upon Borrower with all of the collateral being pledged remaining as security for Lender.

RESERVATION OF RIGHTS: If a Borrower under the Note does not sign this Agreement, such Borrower will remain liable under the terms and conditions contained in the Note, if not released from those obligations in a writing signed by Lender.

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         AMENDED
          NOTE              INTEREST RATE        PRINCIPAL         MATURITY          CUSTOMER            LOAN
       INFORMATION                                AMOUNT             DATE             NUMBER            NUMBER
-------------------------------------------------------------------------------------------------------------------
                               Variable        $1,300,000.00       06/09/06                           05-174961
-------------------------------------------------------------------------------------------------------------------



BORROWER WAIVES ALL KNOWN AND UNKNOWN, ABSOLUTE AND CONTINGENT, CLAIMS, DEFENSES, SETOFFS OR COUNTERCLAIMS AGAINST LENDER OR ITS SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS AS OF THE DATE OF THIS AGREEMENT. BORROWER ACKNOWLEDGES THAT BORROWER HAS READ, UNDERSTANDS AND AGREES TO THE TERMS OF THIS AGREEMENT. BORROWER ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS AGREEMENT.

Dated:

BORROWER: NINE LINE, INC.                                     BORROWER:
          a Colorado Corporation

/s/ Thomas Higginson
-----------------------------------------------               ------------------------------------------------
THOMAS HIGGINSON
PRESIDENT

BORROWER:                                                     BORROWER:


-----------------------------------------------               ------------------------------------------------

BORROWER:                                                     BORROWER:


-----------------------------------------------               ------------------------------------------------


BORROWER:                                                     BORROWER:


-----------------------------------------------               ------------------------------------------------


                                                              LENDER:

                                                              /s/ Greg Plunkett
-----------------------------------------------               ------------------------------------------------
                                                              GREG PLUNKETT
                                                              ASSISTANT VICE PRESIDENT

FIRSTIER BANK
9191 SHERIDAN BLVD.
WESTMINSTER, CO  80031                               UNLIMITED CONTINUING GUARANTY
(303) 428-5050  "LENDER"

-----------------------------------------------------------------  ----------------------------------------------------------------
                             GUARANTOR                                                         BORROWER
-----------------------------------------------------------------  ----------------------------------------------------------------
DAVID ALTOMARE                                                     NINE LINE, INC.

-----------------------------------------------------------------  ----------------------------------------------------------------
                              ADDRESS                                                           ADDRESS
-----------------------------------------------------------------  ----------------------------------------------------------------
3883 RUFFIN ROAD SUITE A                                           3883 RUFFIN ROAD SUITE A
SAN DIEGO, CA  92123                                               SAN DIEGO, CA  92123

-----------------------------------------------------------------  ----------------------------------------------------------------
TELEPHONE NO.              IDENTIFICATION NO.                      TELEPHONE NO.              IDENTIFICATION NO.
-----------------------------------------------------------------  ----------------------------------------------------------------
(858) 654-3385                      ###-##-####                    (858) 637-5766                      84-1480683
-----------------------------------------------------------------  ----------------------------------------------------------------

1. CONSIDERATION. This Guaranty is being executed to induce Lender, indicated above, to enter into one or more loans or other financial accommodations with or on behalf of Borrower.

2. GUARANTY. Guarantor hereby unconditionally guarantees the prompt and full payment and performance, and promises to pay all of Borrower's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants (cumulatively "Indebtedness") to Lender when due (whether upon maturity or by demand, acceleration or otherwise). Guarantor's liabilities and obligations under this Guaranty ("Obligations") shall be unlimited and shall include all present and future written agreements between Borrower and Lender (whether executed for the same or different purposes than the foregoing), evidencing the Indebtedness, together with all interest and all of Lender's expenses and costs, including, but not limited to reasonable attorney's fees incurred in connection with the indebtedness including any amendments, extensions, modifications, renewals, replacements or substitutions thereto, including, but not limited to, the following indebtedness:


----------------------------------------------------------------------------------------------------------------------------------
                             PRINCIPAL AMOUNT/          FUNDING/             MATURITY          CUSTOMER              LOAN
   INTEREST RATE               CREDIT LIMIT          AGREEMENT DATE            DATE             NUMBER              NUMBER
----------------------------------------------------------------------------------------------------------------------------------
7.530%                   $200,000.00                    04/07/00              10/07/00                            05-185713
----------------------------------------------------------------------------------------------------------------------------------

3. SECURITY INTEREST. [ ] If checked, the Obligations under this Guaranty are secured by the collateral described in any security instrument(s) executed in connection with this Guaranty and any collateral described in any other security instrument(s) securing this Guaranty or all of Guarantor's obligations.

4. ABSOLUTE AND CONTINUING NATURE OF GUARANTY. Guarantor's Obligations are absolute and continuing and shall not be affected or impaired if Lender repeatedly and unconditionally amends, renews, extends, compromises, exchanges, fails to exercise or perfect rights in, impairs or releases any collateral or any of the indebtedness owed by any Borrower, Co-guarantor or third party, or collateral. In addition, the Obligations shall not be affected or impaired by the business cessation, or other financial deterioration of any Borrower, Guarantor, or third party or by any state of facts or the happening from time to time of any event, including without limitation: The invalidity, irregularity, illegality or unenforceability of, or any defect in, the promissory note or any agreement or any collateral security for the Obligation (the "Collateral"); Any present or future law or order of any government (de jure or de facto) or of any agency thereof purporting to reduce, amend or otherwise affect the Indebtedness of the Borrower or any other obligor or any other terms of payment; The waiver, compromise, settlement, release or termination of any or all of the obligations, covenants or agreements of the Borrower under the promissory note or any agreement or of any party named as Guarantor under this Guaranty; The failure to give notice to the Guarantor of the occurrence of an event of default under the promissory note or any other agreement; The loss, release, sale, exchange, surrender or other change in any Collateral; The repeated extension of the time for payment of any principal of or interest on the Indebtedness or of the time for performance of any obligations, covenants or agreements under or arising out of the promissory note or any agreement or the repeated extension or the renewal of any thereof; The modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in the promissory note or any agreement; The taking of, or the omission to take, any right, power or remedy conferred on the Lender in the promissory note or any agreement; The voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting the Guarantor or the Borrower or any of their assets, or any allegation or contest of the validity of the promissory note or any agreement; The default or failure of the Guarantor to fully perform any Obligations set forth in this Guaranty; Any event or action that would, in the absence of this paragraph, result in the release or discharge of the Guarantor from the performance or observance of any Obligation, covenant or agreement contained in this Guaranty; and, Any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or a guarantor.

5. DIRECT AND UNCONDITIONAL NATURE OF GUARANTY. Guarantor's Obligations are direct and unconditional and may be enforced without requiring Lender to exercise, enforce, or exhaust any right or remedy against any Borrower, Co-guarantor, third party, or any security or Collateral.

6. WAIVER. Guarantor hereby waives notice of the acceptance of this Guaranty, notice of present and future extensions of credit and other financial accommodations by Lender to any Borrower; notice of the obtaining or release of any guaranty, assignment, or other security for any of the indebtedness; notice of presentment for payment, demand, protest, dishonor, default, and nonpayment pertaining to the indebtedness and this Guaranty; and, any and all defenses to payment as permitted by law.



GUARANTOR ACKNOWLEDGES THAT GUARANTOR HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS GUARANTY INCLUDING THE TERMS AND CONDITIONS ON THE REVERSE SIDE. GUARANTOR HAS EXECUTED THIS GUARANTY WITH THE INTENT TO BE LEGALLY BOUND NOTWITHSTANDING ANY FAILURE BY ANY OTHER PERSON TO SIGN THIS GUARANTY. GUARANTOR ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS GUARANTY.



Dated:  April 07, 2000


GUARANTOR: David Altomare                                       GUARANTOR:

/s/ David Altomare
-----------------------------------------------------           --------------------------------------------------
David Altomare


GUARANTOR:                                                      GUARANTOR:

-----------------------------------------------------           --------------------------------------------------